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Exhibit 10.7.2

                                SECOND AMENDMENT TO
                               REGISTRATION AGREEMENT

     This Second Amendment to the Registration Agreement (this "Amendment") is entered into as of January 7, 1998, by and between The Reynolds and Reynolds Company, an Ohio corporation ("Reynolds"), Warburg, Pincus Equity Partners, L.P. ("WPEP") and The Cobalt Group, Inc., a Washington corporation (the "Company").

                                      RECITALS

     A. The Company, The Productivity Fund III, L.P., a Delaware limited partnership, Environmental Private Equity Fund II, L.P., a Delaware limited partnership, Mark Koulogeorge, and Warburg, Pincus Equity Partners, L.P.(collectively, the "Purchasers") are parties to a First Amendment to Registration Agreement, dated as of October 7, 1998.

     B. The Company plans to issue shares of its Series B Preferred Stock to Reynolds pursuant to the Acquisition and Investment Agreement between the Company and Reynolds dated as of November 25, 1997.

     C. The Company wishes to add, and the Purchasers have consented to the addition of, Reynolds to the Schedule of Purchasers.

                                     AGREEMENT

     1. SCHEDULE OF PURCHASERS. The Schedule of Purchasers is hereby amended to insert:
          "The Reynolds and Reynolds Company, 800 Germantown Street, Dayton, OH 45407. Series B - 71429."

     2. AMENDMENT TO PARAGRAPH 1(g)(ii). Paragraph 1(g)(ii) is hereby amended to read as follows:

          "(ii) any Series B Preferred Stock issued pursuant to the Series B Purchase Agreement and any Series B Preferred Stock issued to the Reynolds and Reynolds Company,"

     3. AMENDMENT TO PARAGRAPH 1(g)(iv). Paragraph 1(g)(iv) is hereby amended to read as follows:

          "(iv) any Common Stock issued upon the conversion of any Series B Preferred Stock issued pursuant to the Series B Purchase Agreement and any Common Stock issued upon the conversion of any Series B Preferred Stock issued to the Reynolds and Reynolds Company, and"

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     4.   NO OTHER AMENDMENTS.  Except as expressly amended as set forth above, the Registration Agreement shall remain in full force and effect in accordance with its terms.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the date first written above.

                                   THE COBALT GROUP, INC.


                                   By:
                                       ---------------------------------------

                                   Title:
                                         -------------------------------------


                                   WARBURG, PINCUS EQUITY PARTNERS, L.P.

                                        By:  Warburg, Pincus & Co., Inc.
                                             Its:  General Partner

                                        By:
                                            ----------------------------------
                                             Joseph P. Landy, Partner


                                   THE REYNOLDS AND REYNOLDS COMPANY

                                   By:
                                      ----------------------------------------

                                   Title:
                                         -------------------------------------